[LOGO] Merrill Lynch  Investment Managers

Annual Report

September 30, 2002

Merrill Lynch
Global Financial
Services Fund, Inc.

www.mlim.ml.com

MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.

Worldwide Investments as of September 30, 2002

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets

Citigroup Inc......................................................    11.2%
Fannie Mae.........................................................     5.8
American International Group, Inc..................................     5.8
Capital One Financial Corporation..................................     5.0
ACE Limited........................................................     4.7
Berkshire Hathaway Inc. (Class B)..................................     3.8
Freddie Mac........................................................     3.7
Affiliated Managers Group, Inc.....................................     3.4
Lloyds TSB Group PLC...............................................     3.1
Danske Bank........................................................     2.2

                                                                      Percent of
Industries Represented in the Portfolio                               Net Assets

Diversified Financial Services.....................................    29.9%
Banks..............................................................    25.3
Property & Casualty Insurance......................................    16.0
Consumer Finance...................................................     9.1
Multi-line Insurance...............................................     8.3
Life & Health Insurance............................................     4.6
Insurance Brokers..................................................     3.7
Reinsurance........................................................     3.1

                                                                      Percent of
Geographic Allocation                                                 Net Assets

United States......................................................    68.6%
Bermuda............................................................    10.7
United Kingdom.....................................................     7.1
Denmark............................................................     2.8
Ireland............................................................     2.0
Norway.............................................................     1.4
Canada.............................................................     1.3
France.............................................................     1.1
Germany............................................................     1.1
Switzerland........................................................     0.9
Belgium............................................................     0.6
Hong Kong..........................................................     0.6
Spain..............................................................     0.6
Australia..........................................................     0.6
South Korea........................................................     0.6

          Merrill Lynch Global Financial Services Fund, Inc., September 30, 2002

DEAR SHAREHOLDER

Fiscal Year in Review

For the 12 months ended September 30, 2002, Merrill Lynch Global Financial Services Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -9.85%, -10.83%, -10.84% and -10.15%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. For complete performance information, see pages 5-7 of this report to shareholders.) These negative returns are disappointing, as any investment losses are, but are good considering the performance of financial stocks and the stock market. For the same period, the unmanaged Standard & Poor's (S&P) Financials Index had a total return of -14.64%, and the broader unmanaged S&P 500 Index had a total return of -20.49%. Globally, the Fund compares even more favorably, as both the unmanaged Morgan Stanley Capital International (MSCI) World Financials Index and the unmanaged MSCI World Index for developed markets had total returns of -17.28% and -19.18%, respectively, for the year ended September 30, 2002.

During the 12 months ended September 30, 2002, the Fund performed well relative to both the S&P Financials Index and the MSCI World indexes. This was as a result of our successful choice of stocks in property and casualty insurance companies as well as being overweight in that sector. We also were able to avoid some poor-performing stocks. Stocks in the Portfolio with a negative impact on performance were in part active choices, such as Conseco, Inc. and AmeriCredit Corp., both of which suffered from the aftermath of the 2001 recession, and also omissions, such as failing to be fully invested in Bank of America Corporation, American Express Company and Wells Fargo Company. By contrast, the Portfolio gained almost 2% relative to the S&P Financials Index from an underinvestment in American International Group, Inc. and J.P. Morgan Chase & Co. The three best-performing investments during the 12-month period were ACE Limited, Berkshire Hathaway Inc. and Anglo Irish Bank Corporation PLC.

At September 30, 2002, the Portfolio had significant concentrations and overweights relative to the S&P Financials Index. These overweights consisted of Citigroup Inc., diversified financial services (Freddie Mac, Fannie Mae, Capital One Financial Corporation and MBNA Corporation), property and casualty insurance (ACE, Berkshire Hathaway, XL Capital Ltd., Everest Re Group, Ltd., Renaissance Re Holdings Ltd., Swiss Re, Scor, Hannover Re, and several other smaller companies). The Portfolio was underweight in regional and super-regional banks, investment banks and in life insurance.

Our modest investment in regional or investment banks was because their valuations appear high compared to alternatives. By contrast, Citigroup is a low-priced diversified financial group whose record of profitability and growth, in our opinion, is likely to continue. However, its valuation trails that of most large issues in the S&P Financials Index with a lesser record, either in or outside financials. The specialty finance companies have continued to deliver high profits and growth, and yet seem to suffer from benign neglect (such as Freddie Mac) or are the subjects of lingering doubts (Capital One). The group of property and casualty insurance companies is in the midst of one of the best-pricing environments ever, but is priced at fairly low values compared to past values. We expect that this combination of good prospects and low stock prices will help the Fund in the months to come.

Investment Environment & Outlook

The general market caution about financial stocks, which we believe is excessive for many individual stocks and which translates into stock prices that we believe are too low, may result from a perception that lags reality. Three reasons may account for this lag, and accordingly justify investing in select low-priced financial stocks.

First, financial institutions have studied past problems and taken remedial actions. Many companies presently taking less interest rate risk by lending at variable rates rather than fixed rates have a diversified client base and focus on businesses they understand well. The second factor is that financial institutions have continuously evolved from being government regulated and sponsored entities (banks, insurance) or non-profit organizations (mutual companies) to stock companies whose management has more incentive to increase profits than to expand their control. This transformation means that banks increasingly are run as profit-maximizing entities rather than as businesses for which mere survival was enough. The third factor is that technology and deregulation have allowed enormous economies of scale heretofore impossible. This allows global or specialized companies to take market share from their smaller, more local and traditional competitors, in the process generating growth that compares favorably with companies in industries more conventionally viewed as growth, such as technology or pharmaceutical companies.

This divergence between perception and reality creates excellent opportunities for the Portfolio, as profitable, growing companies are priced as if they were in imminent danger of seeing profit declines or even losses. In other words, financials stocks currently present many characteristics of growth companies selling at value prices. Many of our large positions such as Citigroup Inc., Capital One Financial Corporation, Freddie Mac, Fannie Mae, ACE Limited, Affiliated Managers Group, Inc. and Hannover Rueckversicherungs AG fall in that category. The Portfolio also currently owns highly profitable companies with reasonable growth prospects, which again sell at value prices, such as Lloyds TSB Group PLC, Danske Bank, and Allied Irish Banks Corporation PLC.

In general, we favor companies whose management usually does the same job year after year, with no particularly exciting event to capture the imagination of investors. Many of our investments typically have no new business venture, no publicized resolve to cut costs more than in the past, no acquisitions, and no sudden discovery of the virtues of "economic value added" (which they have been generating all along). The lack of any event, something with a well-defined beginning in time, seems to devalue these companies in the eyes of many investors, and by contrast provides excellent investment opportunities for the Portfolio. Not one of the companies that the Portfolio invests in is expected to have a trigger that will make the stock go up. As a matter of fact, there is a conscious effort to avoid such companies, since chances are that investors already would have pushed the stock price up in anticipation, above what is justified by fundamentals.

Aiming to mirror the constancy and profitability of the companies the Portfolio invests in, we expect to hold investments for long periods, if not indefinitely. Our goal is to collect the benefit of business profits in the form of increased earnings and dividends over the years, typically more so than through a sudden rise in stock prices. Usually the only reasons to sell or trim a stock are if some of the initial fundamental investment assumptions change or turn out to have been incorrect, or if a sudden large rise in price unrelated to fundamental changes makes the stock riskier to hold. Stock positions also are re-balanced in the short term, both within the same industry (for example credit cards) and across industries (for example, from regional banks to insurance) to take advantage of significant short-term price movements that are unrelated to fundamental business changes.

Going forward, we believe there is reason to be cautiously optimistic, as there are many financial stocks that are selling for less than what they are worth as businesses, based on reasonable assumptions regarding their future cash flows. As was often the case in the past, financial stocks tend to sell at a


                                      2 & 3
discount to the broader market, for real or perceived reasons. These reasons include slow growth, vulnerability to economic downturns such as cyclical behavior, risk of sudden losses because of interest rate movements or loan defaults and high leverage. While these reasons all have basis in fact, they do not apply equally to all financial stocks. We believe this creates good investment opportunities because many financial stocks have high growth, low cyclical variation in profits, little interest rate exposure, and often little credit risk, and yet sell at low prices compared to their intrinsic value.

In Conclusion

We thank you for your continued support of Merrill Lynch Global Financial Services Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director/Trustee


/s/ Walid Kassem

Walid Kassem
Portfolio Manager

October 30, 2002

We are pleased to announce that Walid Kassem has been named Portfolio Manager and is responsible for the day-to-day management of Merrill Lynch Global Financial Services Fund, Inc. Mr. Kassem has been employed by Merrill Lynch Investment Managers, L.P. since 1996.

IMPORTANT TAX INFORMATION (unaudited)

All of the ordinary income distribution paid by Merrill Lynch Global Financial Services Fund, Inc. to shareholders of record on December 14, 2001 qualifies for the dividends received deduction for corporations. Additionally, the Fund paid a long-term capital gain distribution of $.273606 per share to shareholders of record on December 14, 2001.

Please retain this information for your records.

PERFORMANCE DATA

About Fund Performance


      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results


                                                               6-Month       12-Month     Since Inception
As of September 30, 2002                                    Total Return   Total Return    Total Return
=========================================================================================================
--------------------------------------------------------------------------------------------------------
ML Global Financial Services Fund, Inc. Class A Shares*        -20.79%        - 9.85%          + 0.43%
---------------------------------------------------------------------------------------------------------
ML Global Financial Services Fund, Inc. Class B Shares*        -21.21         -10.83           - 2.48
---------------------------------------------------------------------------------------------------------
ML Global Financial Services Fund, Inc. Class C Shares*        -21.21         -10.84           - 2.49
---------------------------------------------------------------------------------------------------------
ML Global Financial Services Fund, Inc. Class D Shares*        -20.96         -10.15           - 0.32
---------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index**                                  -28.36         -20.49           -39.07
---------------------------------------------------------------------------------------------------------
Standard & Poor's Financials Index***                          -23.21         -14.64           -10.88
---------------------------------------------------------------------------------------------------------

  * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund commenced operations on 11/26/99.
 ** An unmanaged broad-based Index comprised of common stocks. Since inception total return is from 11/30/99.
*** This unmanaged Index is a capitalization-weighted index of all stocks designed to measure the performance of the Standard & Poor's 500 Index. The Index was developed with a base level of 10 for the 1970 base period. Since inception total return is from 11/30/99.


                                      4 & 5

          Merrill Lynch Global Financial Services Fund, Inc., September 30, 2002

PERFORMANCE DATA (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares & Class B Shares compared to growth of an investment in the Standard & Poor's 500 Index and Standard & Poor's Financials Index. Values are from November 26, 1999 to September 2002:

                                           11/26/99**    9/00      9/01     9/02
ML Global Financial Services
Trust+--Class A Shares*                     $ 9,475   $11,645   $10,555   $9,515
ML Global Financial Services
Trust+--Class B Shares*                     $10,000   $12,180   $10,936   $9,473

                                           11/30/99**    9/00      9/01     9/02
Standard & Poor's 500 Index++               $10,000   $10,442   $ 7,662   $6,092
Standard & Poor's Financials Index+++       $10,000   $12,061   $10,441   $8,913

A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the Standard & Poor's 500 Index and Standard & Poor's Financials Index. Values are from November 26, 1999 to September 2002:

                                           11/26/99**    9/00      9/01     9/02
ML Global Financial Services
Trust +--Class C Shares*                    $10,000   $12,180   $10,936   $9,751
ML Global Financial Services
Trust +--Class D Shares*                    $ 9,475   $11,616   $10,511   $9,444

                                           11/30/99**    9/00      9/01     9/02
Standard & Poor's 500 Index++               $10,000   $10,442   $ 7,662   $6,092
Standard & Poor's Financials Index+++       $10,000   $12,061   $10,441   $8,913

  * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
 **   Commencement of operations.
  + ML Global Financial Services Fund, Inc. invests primarily in a portfolio of common stocks of financial services companies that Fund management believes have the potential to increase in value.
 ++ An unmanaged broad-based Index comprised of common stocks. The starting date for the Index in each graph is from 11/30/99.
+++ This unmanaged Index is a capitalization-weighted index of all stocks designed to measure the performance of the Standard & Poor's 500 Index. The Index was developed with a base level of 10 for the 1970 base period. The starting date for the Index in each graph is from 11/30/99.

      Past performance is not indicative of future results.

Average Annual Total Return

                                            % Return Without      % Return With
                                              Sales Charge        Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 9/30/02                            -9.85%             -14.58%
--------------------------------------------------------------------------------
Inception (11/26/99)
through 9/30/02                                   +0.15              - 1.73
--------------------------------------------------------------------------------

 *    Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                % Return            % Return
                                              Without CDSC         With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 9/30/02                           -10.83%             -14.31%
--------------------------------------------------------------------------------
Inception (11/26/99)
through 9/30/02                                  - 0.88              - 1.89
--------------------------------------------------------------------------------

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                % Return            % Return
                                              Without CDSC          With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 9/30/02                           -10.84%             -11.70%
--------------------------------------------------------------------------------
Inception (11/26/99)
through 9/30/02                                  - 0.88              - 0.88
--------------------------------------------------------------------------------

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                            % Return Without     % Return With
                                              Sales Charge        Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 9/30/02                           -10.15%             -14.87%
--------------------------------------------------------------------------------
Inception (11/26/99)
through 9/30/02                                  - 0.11              - 1.99
--------------------------------------------------------------------------------

 *    Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.


                                      6 & 7

          Merrill Lynch Global Financial Services Fund, Inc., September 30, 2002

STATEMENT OF ASSETS AND LIABILITIES

MERRILL LYNCH
GLOBAL FINANCIAL
SERVICES FUND, INC.       As of September 30, 2002
====================================================================================================================================
Assets:                  Investment in Global Financial Services Portfolio, at value
                         (identified cost--$65,943,143) ..............................................                  $60,341,911
                         Prepaid expenses ............................................................                      121,936
                                                                                                                        -----------
                         Total assets ................................................................                   60,463,847
                                                                                                                        -----------
===================================================================================================================================
Liabilities:             Payables:
                           Distributor ...............................................................   $     43,456
                           Administrative fees .......................................................         19,278        62,734
                                                                                                         ------------
                         Accrued expenses ............................................................                       98,157
                                                                                                                        -----------
                         Total liabilities ...........................................................                      160,891
                                                                                                                        -----------
==================================================================================================================================
Net Assets:              Net assets ..................................................................                  $60,302,956
                                                                                                                        ===========
===================================================================================================================================
Net Assets               Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                  $    91,481
Consist of:              Class B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                      389,669
                         Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                      103,279
                         Class D Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                       58,521
                         Paid-in capital in excess of par ............................................                   64,610,251
                         Accumulated investment loss--net ............................................   $     (5,521)
                         Undistributed realized capital gains on investments and foreign currency
                         transactions from the Portfolio--net ........................................        656,506
                         Unrealized depreciation on investments and foreign currency
                         transactions from the Portfolio--net ........................................     (5,601,232)
                                                                                                         ------------
                         Total accumulated losses--net ...............................................                   (4,950,247)
                                                                                                                        -----------
                         Net assets ..................................................................                  $60,302,956
                                                                                                                        -----------
===================================================================================================================================
Net Asset                Class A--Based on net assets of $8,641,532 and 914,806 shares outstanding ....                 $      9.45
Value:                                                                                                                  ===========
                         Class B--Based on net assets of $36,475,833 and 3,896,692 shares outstanding..                 $      9.36
                                                                                                                        ===========
                         Class C--Based on net assets of $9,666,010 and 1,032,788 shares outstanding...                 $      9.36
                                                                                                                        ===========
                         Class D--Based on net assets of $5,519,581 and 585,214 shares outstanding ....                 $      9.43
                                                                                                                        ===========
===================================================================================================================================

                   See Notes to Financial Statements.

STATEMENT OF OPERATIONS

MERRILL LYNCH
GLOBAL FINANCIAL
SERVICES FUND, INC.    For the Year Ended September 30, 2002
=========================================================================================================================
Investment             Investment income allocated from the Portfolio:
Income from the          Dividends (net of $56,438 foreign withholding tax) ..............                   $  1,608,404
Portfolio--Net:          Interest ........................................................                         59,923
                         Securities lending--net .........................................                          6,612
                         Expenses ........................................................                       (582,536)
                                                                                                             ------------
                       Net investment income from the Portfolio ..........................                      1,092,403
                                                                                                             ------------
=========================================================================================================================
Expenses:              Account maintenance and distribution fees--Class B ................   $    536,947
                       Administration fees ...............................................        303,054
                       Account maintenance and distribution fees--Class C ................        137,644
                       Transfer agent fees--Class B ......................................        107,702
                       Printing and shareholder reports ..................................         97,054
                       Registration fees .................................................         94,793
                       Professional fees .................................................         65,636
                       Transfer agent fees--Class C ......................................         29,693
                       Transfer agent fees--Class A ......................................         21,053
                       Account maintenance fees--Class D .................................         17,999
                       Transfer agent fees--Class D ......................................         12,710
                       Other .............................................................          8,986
                                                                                             ------------
                       Total expenses ....................................................                      1,433,271
                                                                                                             ------------
                       Investment loss--net ..............................................                       (340,868)
                                                                                                             ------------
=========================================================================================================================
Realized &             Realized gain (loss) from the Portfolio on:
Unrealized Gain          Investments--net ................................................      4,350,833
(Loss) From the          Foreign currency transactions--net ..............................        (93,460)      4,257,373
Portfolio--Net:                                                                              ------------
                       Change in unrealized appreciation/depreciation on investments and
                       foreign currency transactions from the Portfolio--net .............                     (9,837,546)
                                                                                                             ------------
                       Total realized and unrealized loss from the Portfolio--net ........                     (5,580,173)
                                                                                                             ------------
                       Net Decrease in Net Assets Resulting from Operations ..............                   $ (5,921,041)
                                                                                                             ============
=========================================================================================================================

                   See Notes to Financial Statements.


                                      8 & 9

          Merrill Lynch Global Financial Services Fund, Inc., September 30, 2002

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                             For the
MERRILL LYNCH                                                                                        Year Ended September 30,
GLOBAL FINANCIAL                                                                                 -------------------------------
SERVICES FUND, INC.   Increase (Decrease) in Net Assets:                                              2002               2001
================================================================================================================================
Operations:            Investment loss--net..................................................    $   (340,868)      $   (120,752)
                       Realized gain on investments and foreign currency transactions
                       from the Portfolio--net .................................                    4,257,373            195,804
                       Change in unrealized appreciation/depreciation on investments
                       and foreign currency transactions from the Portfolio--net ............      (9,837,546)       (11,237,712)
                                                                                                 ------------       ------------
                       Net decrease in net assets resulting from operations .................      (5,921,041)       (11,162,660)
                                                                                                 ------------       ------------
================================================================================================================================
Distributions to       Realized gain on investments from the Portfolio--net:
Shareholders:            Class A ............................................................        (467,959)          (189,104)
                         Class B ............................................................      (1,546,629)          (910,094)
                         Class C ............................................................        (377,519)          (210,169)
                         Class D ............................................................        (265,400)          (220,750)
                                                                                                 ------------       ------------
                       Net decrease in net assets resulting from distributions to
                       shareholders .........................................................      (2,657,507)        (1,530,117)
                                                                                                 ------------       ------------
================================================================================================================================
Capital Share          Net increase (decrease) in net assets derived from capital share
Transactions:          transactions .........................................................     (26,624,335)        10,715,881
                                                                                                 ------------       ------------
================================================================================================================================
Net Assets:            Total decrease in net assets .........................................     (35,202,883)        (1,976,896)
                       Beginning of year ....................................................      95,505,839         97,482,735
                                                                                                 ------------       ------------
                       End of year* .........................................................    $ 60,302,956       $ 95,505,839
                                                                                                 ============       ============
================================================================================================================================
                      *Accumulated investment loss--net .....................................    $     (5,521)      $   (300,870)
                                                                                                 ============       ============
================================================================================================================================

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                                        Class A
                                                                                     --------------------------------------------
                      The following per share data and ratios have been derived        For the Year Ended         For the Period
MERRILL LYNCH         from information provided in the financial statements.              September 30,         Nov. 26, 1999+ to
GLOBAL FINANCIAL                                                                     -----------------------      September 30,
SERVICES FUND, INC.   Increase (Decrease) in Net Asset Value:                         2002             2001            2000
=================================================================================================================================
Per Share Operating   Net asset value, beginning of period......................  $      10.89     $      12.29    $     10.00
Performance:                                                                      ------------     ------------   ------------
                      Investment income--net.................................              .05@@            .08@@          .03
                      Realized and unrealized gain (loss) on investments and
                      foreign currency transactions from the Portfolio--net              (1.07)           (1.21)          2.26
                                                                                  ------------     ------------   ------------
                      Total from investment operations..........................         (1.02)           (1.13)          2.29
                                                                                  ------------     ------------   ------------
                      Less distribution from realized gain on investments--net..          (.42)            (.27)            --
                                                                                  ------------     ------------   ------------
                      Net asset value, end of period............................  $       9.45     $      10.89    $     12.29
                                                                                  ============     ============    ===========
==============================================================================================================================
Total Investment      Based on net asset value per share........................        (9.85%)          (9.36%)        22.90%@
Return:**                                                                         ============     ============    ===========
==============================================================================================================================
Ratios to Average     Expenses++................................................         1.51%            1.27%          1.62%*
Net Assets:                                                                       ============     ============    ===========
                      Investment income--net....................................          .43%             .71%           .44%*
                                                                                  ============     ============    ===========
==============================================================================================================================
Supplemental          Net assets, end of period (in thousands)..................  $      8,641     $     12,741    $     8,371
Data:                                                                             ============     ============    ===========
==============================================================================================================================

                                                                                                        Class B
                                                                                     --------------------------------------------
                      The following per share data and ratios have been derived        For the Year Ended        For the Period
                      from information provided in the financial statements.              September 30,         Nov. 26, 1999+ to
                                                                                     -----------------------      September 30,
                      Increase (Decrease) in Net Asset Value:                         2002             2001           2000
=================================================================================================================================
Per Share Operating   Net asset value, beginning of period......................  $      10.78     $      12.18    $     10.00
Performance:                                                                      ------------     ------------   ------------
                      Investment loss--net......................................          (.07)@@          (.03)@@        (.04)
                      Realized and unrealized gain (loss) on investments and
                      foreign currency transactions from the Portfolio--net.....         (1.06)           (1.20)          2.22
                                                                                  ------------     ------------   ------------
                      Total from investment operations..........................         (1.13)           (1.23)          2.18
                                                                                  ------------     ------------   ------------
                      Less distribution from realized gain on investment--net...          (.29)            (.17)            --
                                                                                  ------------     ------------   ------------
                      Net asset value, end of period............................  $       9.36     $      10.78    $     12.18
                                                                                  ============     ============    ===========
==============================================================================================================================
Total Investment      Based on net asset value per share........................       (10.83%)         (10.21%)        21.80%@
Return:**                                                                         ============     ============    ===========
==============================================================================================================================
Ratios to Average     Expenses++................................................         2.53%            2.28%          2.63%*
Net Assets:                                                                       ============     ============    ===========
                      Investment loss--net......................................         (.60%)           (.30%)         (.56%)*
                                                                                  ============     ============    ===========
==============================================================================================================================
Supplemental          Net assets, end of period (in thousands)..................  $     36,476     $     59,928    $    63,083
Data:                                                                             ============     ============    ===========
==============================================================================================================================

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Commencement of operations.
++    Includes the Fund's share of the Portfolio's allocated expenses.
 @    Aggregate total investment return.
@@    Based on average shares outstanding.

      See Notes to Financial Statements.


                                    10 & 11

          Merrill Lynch Global Financial Services Fund, Inc., September 30, 2002

FINANCIAL HIGHLIGHTS (concluded)

                                                                                                        Class C
                                                                                    --------------------------------------------
                      The following per share data and ratios have been derived        For the Year Ended        For the Period
MERRILL LYNCH         from information provided in the financial statements.              September 30,        Nov. 26, 1999+ to
GLOBAL FINANCIAL                                                                    ------------------------     September 30,
SERVICES FUND, INC.   Increase (Decrease) in Net Asset Value:                         2002             2001          2000
================================================================================================================================
Per Share Operating   Net asset value, beginning of period......................  $      10.78     $      12.18    $     10.00
Performance:                                                                      ------------     ------------   ------------
                      Investment loss--net......................................          (.07)@@          (.04)@@        (.04)
                      Realized and unrealized gain (loss) on investments and
                      foreign currency transactions from the Portfolio--net.....         (1.06)           (1.19)          2.22
                                                                                  ------------     ------------   ------------
                      Total from investment operations..........................         (1.13)           (1.23)          2.18
                                                                                  ------------     ------------   ------------
                      Less distributions from realized gain on investment--net..          (.29)            (.17)            --
                                                                                  ------------     ------------   ------------
                      Net asset value, end of period............................  $       9.36     $      10.78    $     12.18
                                                                                  ============     ============    ===========
==============================================================================================================================
Total Investment      Based on net asset value per share........................       (10.84%)         (10.21%)        21.80%@
Return:**                                                                         ============     ============    ===========
==============================================================================================================================
Ratios to Average     Expenses++................................................         2.55%            2.29%          2.63%*
Net Assets:                                                                       ============     ============    ===========
                      Investment income--net....................................         (.61%)           (.31%)         (.57%)*
                                                                                  ============     ============    ===========
==============================================================================================================================
Supplemental          Net assets, end of period (in thousands)..................  $      9,666     $     14,805    $    14,788
Data:                                                                             ============     ============    ===========
==============================================================================================================================

                                                                                                        Class D
                                                                                    --------------------------------------------
                      The following per share data and ratios have been derived        For the Year Ended       For the Period
                      from information provided in the financial statements.              September 30,        Nov. 26, 1999+ to
                                                                                    -------------------------     September 30,
                      Increase (Decrease) in Net Asset Value:                         2002             2001           2000
================================================================================================================================
Per Share Operating   Net asset value, beginning of period......................  $      10.87     $      12.26    $     10.00
Performance:                                                                      ------------     ------------   ------------
                      Investment income--net....................................           .02@@            .05@@          .02
                      Realized and unrealized gain (loss) on investments and
                      foreign currency transactions from the Portfolio--net ....         (1.07)           (1.20)          2.24
                                                                                  ------------     ------------   ------------
                      Total from investment operations..........................         (1.05)           (1.15)          2.26
                                                                                  ------------     ------------   ------------
                      Less distributions from realized gain on investment--net..          (.39)            (.24)            --
                                                                                  ------------     ------------   ------------
                      Net asset value, end of period............................  $       9.43     $      10.87    $     12.26
                                                                                  ============     ============    ===========
==============================================================================================================================
Total Investment      Based on net asset value per share........................       (10.15%)          (9.51%)        22.66%@
Return:**                                                                         ============     ============    ===========
==============================================================================================================================
Ratios to Average     Expenses++................................................         1.76%            1.50%          1.88%*
Net Assets:                                                                       ============     ============    ===========
                      Investment income--net....................................          .17%             .46%           .22%*
                                                                                  ============     ============    ===========
==============================================================================================================================
Supplemental          Net assets, end of period (in thousands)..................  $      5,520     $      8,032    $    11,241
Data:                                                                             ============     ============    ===========
==============================================================================================================================

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Commencement of operations.
++    Includes the Fund's share of the Portfolio's allocated expenses.
 @    Aggregate total investment return.
@@    Based on average shares outstanding.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.

1. Significant Accounting Policies:

Merrill Lynch Global Financial Services Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified mutual fund. The Fund seeks to achieve its investment objective by investing all of its assets in the Global Financial Services Portfolio (the "Portfolio"), which is the portfolio of Global Financial Services Master Trust that has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Portfolio owned by the Fund at September 30, 2002 was 99.9%. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in
Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.


                                     12 & 13

          Merrill Lynch Global Financial Services Fund, Inc., September 30, 2002

MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Portfolio are accounted for on a trade date basis.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $636,217 have been reclassified between undistributed net realized capital gains and accumulated net investment loss and $75 has been reclassified between paid-in capital in excess of par and undistributed net realized capital gains. These reclassifications have no effect on net assets or net asset values per share.

2. Transactions with Affiliates:

The Fund has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of ..35% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                    Account         Distribution
                                                  Maintenance Fee       Fee
--------------------------------------------------------------------------------
Class B ..................................           .25%               .75%
Class C ..................................           .25%               .75%
Class D ..................................           .25%                --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended September 30, 2002, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                    FAMD                  MLPF&S
--------------------------------------------------------------------------------
Class A ..................................          $ 35                  $  564
Class D ..................................          $296                  $4,079
--------------------------------------------------------------------------------

For the year ended September 30, 2002, MLPF&S received contingent deferred sales charges of $292,712 and $4,144 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Investments:

Increases and decreases in the Fund's investment in the Portfolio for the year ended September 30, 2002 were $339,516 and $31,013,374, respectively.

4. Capital Share Transactions:

Net increase (decrease) in net assets derived from capital share transactions was $(26,624,335) and $10,715,881 for the years ended September 30, 2002 and September 30, 2001, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended September 30, 2002                           Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..............................          373,564        $  4,242,680
Shares issued to shareholders in
reinvestment of distributions ............           39,461             427,357
                                                 ----------        ------------
Total issued .............................          413,025           4,670,037
Shares redeemed ..........................         (668,014)         (7,444,105)
                                                 ----------        ------------
Net decrease .............................         (254,989)       $ (2,774,068)
                                                 ==========        ============
--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended September 30, 2001                           Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..............................          990,796        $ 11,718,318
Shares issued to shareholders in
reinvestment of distributions ............           12,664             147,413
                                                 ----------        ------------
Total issued .............................        1,003,460          11,865,731
Shares redeemed ..........................         (515,045)         (5,982,510)
                                                 ----------        ------------
Net increase .............................          488,415        $  5,883,221
                                                 ==========        ============
--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended September 30, 2002                           Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..............................          199,646        $  2,236,807
Shares issued to shareholders in
reinvestment of distributions ............          114,694           1,240,987
                                                 ----------        ------------
Total issued .............................          314,340           3,477,794
Automatic conversion of shares ...........         (103,087)         (1,152,596)
Shares redeemed ..........................       (1,873,581)        (20,819,295)
                                                 ----------        ------------
Net decrease .............................       (1,662,328)       $(18,494,097)
                                                 ==========        ============
--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended September 30, 2001                           Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..............................        1,925,187        $ 22,685,825
Shares issued to shareholders in
reinvestment of distributions ............           66,105             767,474
                                                 ----------        ------------
Total issued .............................        1,991,292          23,453,299
Automatic conversion of shares ...........          (65,032)           (765,177)
Shares redeemed ..........................       (1,545,285)        (17,869,985)
                                                 ----------        ------------
Net increase .............................          380,975        $  4,818,137
                                                 ==========        ============
--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended September 30, 2002                           Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..............................          208,398        $  2,359,637
Shares issued to shareholders in
reinvestment of distributions ............           31,298             338,641
                                                 ----------        ------------
Total issued .............................          239,696           2,698,278
Shares redeemed ..........................         (580,331)         (6,339,199)
                                                 ----------        ------------
Net decrease .............................         (340,635)       $ (3,640,921)
                                                 ==========        ============
--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended September 30, 2001                           Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..............................          626,259        $  7,399,852
Shares issued to shareholders in
reinvestment of distributions ............           16,014             185,923
                                                 ----------        ------------
Total issued .............................          642,273           7,585,775
Shares redeemed ..........................         (482,737)         (5,529,303)
                                                 ----------        ------------
Net increase .............................          159,536        $  2,056,472
                                                 ==========        ============



                                     14 & 15

          Merrill Lynch Global Financial Services Fund, Inc., September 30, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.

--------------------------------------------------------------------------------
Class D Shares for the Year                                             Dollar
Ended September 30, 2002                            Shares              Amount
--------------------------------------------------------------------------------
Shares sold .................................         24,368        $   267,125
Shares issued to shareholders in
reinvestment of distributions ...............         20,946            227,052
Automatic conversion of shares ..............        102,559          1,152,596
                                                  ----------       ------------
Total issued ................................        147,873          1,646,773
Shares redeemed .............................       (301,632)        (3,362,022)
                                                  ----------       ------------
Net decrease ................................       (153,759)       $(1,715,249)
                                                  ==========        ===========
--------------------------------------------------------------------------------
Class D Shares for the Year                                             Dollar
Ended September 30, 2001                            Shares              Amount
--------------------------------------------------------------------------------
Shares sold .................................        225,398        $ 2,673,731
Shares issued to shareholders in
reinvestment of distributions ...............         15,315            178,268
Automatic conversion of shares ..............         64,682            765,177
                                                  ----------       ------------

Total issued ................................        305,395          3,617,176
Shares redeemed .............................       (483,096)        (5,659,125)
                                                  ----------       ------------
Net decrease ................................       (177,701)       $(2,041,949)
                                                  ==========        ===========
--------------------------------------------------------------------------------

5. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended September 30, 2002 and September 30, 2001 was as follows:

--------------------------------------------------------------------------------
                                                    9/30/2002          9/30/2001
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ..........................       $  360,004         $1,530,117
  Net long-term capital gains ..............        2,297,503                 --
                                                   ----------         ----------
Total taxable distributions ..............         $2,657,507         $1,530,117
                                                   ==========         ==========

As of September 30, 2002, the components of accumulated losses on a tax basis were as follows:
--------------------------------------------------------------------------------
Undistributed ordinary income--net .............................   $     1,697
Undistributed long-term capital gains--net .....................     1,864,414
                                                                   -----------
Total undistributed earnings--net ..............................     1,866,111
Capital loss carryforward ......................................            --
Unrealized losses--net .........................................    (6,816,358)*
                                                                   -----------
Total accumulated losses--net ..................................   $(4,950,247)
                                                                   ===========
--------------------------------------------------------------------------------

* The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, and the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Global Financial Services Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Global Financial Services Fund, Inc. of Global Financial Services Master Trust (the "Fund") as of September 30, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Financial Services Fund, Inc. of Global Financial Services Master Trust as of September 30, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
November 11, 2002


                                    16 & 17

          Merrill Lynch Global Financial Services Fund, Inc., September 30, 2002

SCHEDULE OF INVESTMENTS                                       (in U.S. dollars)

Global Financial Services Portfolio

                                                     Shares                                                               Percent of
NORTH AMERICA    Industries                           Held                       Investments                  Value       Net Assets
====================================================================================================================================
Bermuda          Property & Casualty Insurance       95,800    ACE Limited                                  $ 2,836,638       4.7%
                                                      9,400    PartnerRe Ltd.                                   452,892       0.7
                                                     17,200    RenaissanceRe Holdings Ltd.                      649,988       1.1
                                                     17,000    XL Capital Ltd. (Class A)                      1,249,500       2.1
                                                                                                            -----------      ----
                                                                                                              5,189,018       8.6
                 -------------------------------------------------------------------------------------------------------------------
                 Reinsurance                         23,200    Everest Re Group, Ltd.                         1,272,752       2.1
                 -------------------------------------------------------------------------------------------------------------------
                                                               Total Investments in Bermuda                   6,461,770      10.7
====================================================================================================================================
Canada           Banks                               11,100    National Bank of Canada                          206,087       0.3
                                                     17,800    Royal Bank of Canada                             591,388       1.0
                 -------------------------------------------------------------------------------------------------------------------
                                                               Total Investments in Canada                      797,475       1.3
====================================================================================================================================
United States    Banks                               17,900    BB&T Corporation                                 627,216       1.1
                                                     18,600    The Bank of New York Company, Inc.               534,564       0.9
                                                     31,300    Bank One Corporation                           1,170,620       2.0
                                                     14,700    City National Corporation                        687,519       1.1
                                                     12,000    Comerica Incorporated                            578,640       1.0
                                                     20,100    Golden State Bancorp Inc.                        649,632       1.1
                                                     16,500    Golden West Financial Corporation              1,025,970       1.7
                                                     20,500    Huntington Bancshares Incorporated               373,715       0.6
                                                     10,100    Mellon Financial Corporation                     261,893       0.4
                                                     10,100    North Fork Bancorporation                        382,184       0.6
                                                     25,500    SouthTrust Corporation                           614,550       1.0
                                                     21,378    Wells Fargo Company                            1,029,564       1.7
                                                                                                            -----------      ----
                                                                                                              7,936,067      13.2
                 -------------------------------------------------------------------------------------------------------------------
                 Consumer Finance                    36,000    American Home Mortgage Holdings, Inc.            392,760       0.7
                                                     86,900    Capital One Financial Corporation              3,034,548       5.0
                                                     10,200    Countrywide Credit Industries, Inc.              480,930       0.8
                                                     16,050    Doral Financial Corporation                      387,286       0.6
                                                     66,500    MBNA Corporation                               1,222,270       2.0
                                                                                                            -----------      ----
                                                                                                              5,517,794       9.1
                 -------------------------------------------------------------------------------------------------------------------
                 Diversified Financial Services       9,600    A.G. Edwards, Inc.                               307,008       0.5
                                                     45,700   +Affiliated Managers Group, Inc.                2,038,677       3.4
                                                     10,200    The Bear Stearns Companies Inc.                  575,280       1.0
                                                    228,765    Citigroup Inc.                                 6,782,882      11.2
                                                  1,057,900   +Conseco, Inc.                                     80,400       0.1
                                                     58,900    Fannie Mae                                     3,506,906       5.8
                                                     39,500    Freddie Mac                                    2,208,050       3.7
                                                      9,900    Jefferies Group, Inc.                            377,784       0.6
                                                     16,800   +LaBranche & Co. Inc.                             340,200       0.6
                                                      4,900    Lehman Brothers Holdings, Inc.                   240,345       0.4
                                                     12,400    Raymond James Financial, Inc.                    335,668       0.5
                                                      9,300    State Street Corporation                         359,352       0.6
                                                                                                            -----------      ----
                                                                                                             17,152,552      28.4
                 -------------------------------------------------------------------------------------------------------------------
                 Insurance Brokers                   24,900    Aon Corporation                                  510,201       0.9
                                                     21,900    Marsh & McLennan Companies, Inc.                 911,916       1.5
                                                                                                            -----------      ----
                                                                                                              1,422,117       2.4
                 -------------------------------------------------------------------------------------------------------------------
                 Life & Health Insurance             24,300    AFLAC Incorporated                               745,767       1.2
                                                     11,600    Lincoln National Corporation                     354,380       0.6
                                                                                                            -----------      ----
                                                                                                              1,100,147       1.8
                 -------------------------------------------------------------------------------------------------------------------
                 Multi-line Insurance                64,041    American International Group, Inc.             3,503,043       5.8
                                                     19,800    The Hartford Financial Services Group, Inc.      811,800       1.4
                                                     11,800    Nationwide Financial Services, Inc. (Class A)    315,060       0.5
                                                                                                            -----------      ----
                                                                                                              4,629,903       7.7
                 -------------------------------------------------------------------------------------------------------------------
                 Property & Casualty Insurance       11,300    Ambac Financial Group, Inc.                      608,957       1.0
                                                        935   +Berkshire Hathaway Inc. (Class B)              2,304,775       3.8
                                                     10,600    MBIA, Inc.                                       423,470       0.7
                                                      7,500    MGIC Investment Corporation                      306,225       0.5
                                                                                                            -----------      ----
                                                                                                              3,643,427       6.0
------------------------------------------------------------------------------------------------------------------------------------
                                                               Total Investments in the United States        41,402,007      68.6
====================================================================================================================================
                                                               Total Investments in North America
                                                               (Cost--$53,492,417)                           48,661,252      80.6
====================================================================================================================================
PACIFIC BASIN/ASIA
====================================================================================================================================
Australia        Property & Casualty Insurance       90,300    QBE Insurance Group Limited                      351,334       0.6
                 -------------------------------------------------------------------------------------------------------------------
                                                               Total Investments in Australia                   351,334       0.6
====================================================================================================================================
Hong Kong        Diversified Financial Services      35,800   +HSBC Holdings PLC                                368,346       0.6
                 -------------------------------------------------------------------------------------------------------------------
                                                               Total Investments in Hong Kong                   368,346       0.6
====================================================================================================================================
South Korea      Banks                                9,500   +Kookmin Bank (ADR) (a)                           336,585       0.6
                 -------------------------------------------------------------------------------------------------------------------
                                                               Total Investments in South Korea                 336,585       0.6
====================================================================================================================================
                                                               Total Investments in the Pacific Basin/Asia
                                                               (Cost--$1,176,312)                             1,056,265       1.8
====================================================================================================================================
WESTERN EUROPE
====================================================================================================================================
Belgium          Diversified Financial Services      11,600    Algemene Maatschappij voor Nijverheidskredit NV  373,736       0.6
                 -------------------------------------------------------------------------------------------------------------------
                                                               Total Investments in Belgium                     373,736       0.6
====================================================================================================================================


                                     18 & 19

          Merrill Lynch Global Financial Services Fund, Inc., September 30, 2002

SCHEDULE OF INVESTMENTS (concluded)                            (in U.S. dollars)

Global Financial Services Portfolio (concluded)


WESTERN EUROPE                                       Shares                                                               Percent of
(CONCLUDED)      Industries                           Held                       Investments                  Value       Net Assets
====================================================================================================================================
Denmark          Banks                               85,700    Danske Bank                                  $ 1,299,936       2.2%
                 -------------------------------------------------------------------------------------------------------------------
                 Multi-line Insurance                16,200   +Topdanmark A/S                                   389,071       0.6
                 -------------------------------------------------------------------------------------------------------------------
                                                               Total Investments in Denmark                   1,689,007       2.8
====================================================================================================================================
France           Life & Health Insurance             18,900    CNP Assurances                                   627,236       1.0
                 -------------------------------------------------------------------------------------------------------------------
                 Reinsurance                          7,500    Scor                                              52,627       0.1
                 -------------------------------------------------------------------------------------------------------------------
                                                               Total Investments in France                      679,863       1.1
====================================================================================================================================
Germany          Diversified Financial Services      20,800    Marschollek, Lautenschlaeger und Partner AG      172,265       0.3
                 -------------------------------------------------------------------------------------------------------------------
                 Property & Casualty Insurance       26,500   +Hannover Rueckversicherungs AG                   450,467       0.8
                 -------------------------------------------------------------------------------------------------------------------
                                                               Total Investments in Germany                     622,732       1.1
====================================================================================================================================
Ireland          Banks                              101,500    Allied Irish Banks PLC                         1,213,781       2.0
                 -------------------------------------------------------------------------------------------------------------------
                                                               Total Investments in Ireland                   1,213,781       2.0
====================================================================================================================================
Norway           Banks                              122,100    DNB Holding ASA                                  533,821       0.9
                                                      9,900   +Gjensidige NOR ASA                               302,579       0.5
                 -------------------------------------------------------------------------------------------------------------------
                                                               Total Investments in Norway                      836,400       1.4
====================================================================================================================================
Spain            Banks                                9,300    Banco Popular Espanol SA                         358,273       0.6
                 -------------------------------------------------------------------------------------------------------------------
                                                               Total Investments in Spain                       358,273       0.6
====================================================================================================================================
Switzerland      Reinsurance                         10,000    Swiss Re (Registered Shares)                     562,381       0.9
                 -------------------------------------------------------------------------------------------------------------------
                                                               Total Investments in Switzerland                 562,381       0.9
====================================================================================================================================
United Kingdom   Banks                               46,900    Anglo Irish Bank Corporation PLC                 280,715       0.5
                                                    256,400    Lloyds TSB Group PLC                           1,893,093       3.1
                                                     13,300    Royal Bank of Scotland Group PLC                 250,987       0.4
                                                                                                             ----------      ----
                                                                                                              2,424,795       4.0
                 -------------------------------------------------------------------------------------------------------------------
                 Insurance Brokers                   79,900    Jardine Lloyd Thompson Group PLC                 752,648       1.3
                 -------------------------------------------------------------------------------------------------------------------
                 Life & Health Insurance            735,600    Legal & General Group PLC                      1,000,636       1.7
                                                    191,256    Legal & General Group PLC (Rights) (b)            82,711       0.1
                                                                                                             ----------      ----
                                                                                                              1,083,347       1.8
                 -------------------------------------------------------------------------------------------------------------------
                                                                 Total Investments in the United Kingdom      4,260,790       7.1
====================================================================================================================================
                                                                 Total Investments in Western Europe
                                                                 (Cost--$11,234,480)                         10,596,963      17.6
====================================================================================================================================
                                                     Face
                                                    Amount                    Short-Term Securities
====================================================================================================================================
                 Commercial Paper*                 $302,000    General Motors Acceptance Corp., 2.10%
                                                               due 10/01/2002                                   302,000       0.5
------------------------------------------------------------------------------------------------------------------------------------
                                                               Total Investments in Short-Term Securities
                                                               (Cost--$302,000)                                 302,000       0.5
====================================================================================================================================
                 Total Investments (Cost--$66,205,209)                                                       60,616,480     100.5

                 Liabilities in Excess of Other Assets                                                         (274,465)     (0.5)
                                                                                                            -----------     -----
                 Net Assets                                                                                 $60,342,015     100.0%
                                                                                                            ===========     =====
====================================================================================================================================

(a)   American Depositary Receipts (ADR).
(b)   The rights may be exercised until 10/22/2002.
* Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
+     Non-income producing security.

      See Notes to Financial Statements.


                                     20 & 21

          Merrill Lynch Global Financial Services Fund, Inc., September 30, 2002

STATEMENT OF ASSETS AND LIABILITIES

GLOBAL
FINANCIAL
SERVICES
PORTFOLIO     As of September 30, 2002
======================================================================================================================
Assets:       Investments, at value (including securities loaned of $5,457,780)
              (identified cost--$66,205,209) .............................................                 $60,616,480
              Cash .......................................................................                      23,681
              Foreign cash (cost--$61,825) ...............................................                      41,467
              Investments held as collateral for loaned securities, at value .............                   5,658,501
              Receivables:
                 Securities sold .........................................................   $ 2,264,337
                 Dividends ...............................................................       218,265
                 Contributions ...........................................................        33,847     2,516,449
                                                                                             -----------
              Prepaid expenses and other assets ..........................................                       3,542
                                                                                                            ----------
              Total assets ...............................................................                  68,860,120
                                                                                                            ----------
======================================================================================================================
Liabilities:  Collateral on securities loaned, at value ..................................                   5,658,501
              Payables:
                 Securities purchased ....................................................     2,544,827
                 Withdrawals .............................................................       270,449
                 Investment adviser ......................................................        22,037     2,837,313
                                                                                            -----------
              Accrued expenses ...........................................................                      22,291
                                                                                                           -----------
              Total liabilities ..........................................................                   8,518,105
                                                                                                           -----------
======================================================================================================================
Net Assets:   Net assets .................................................................                 $60,342,015
                                                                                                           ===========
======================================================================================================================
Net Assets    Investors' capital .........................................................                 $65,943,255
Consist of:   Unrealized depreciation on investments and foreign
              currency transactions--net .................................................                  (5,601,240)
                                                                                                           -----------
              Net assets                                                                                   $60,342,015
                                                                                                           ===========
======================================================================================================================

      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

GLOBAL
FINANCIAL
SERVICES
PORTFOLIO     For the Year Ended September 30, 2002
======================================================================================================================
Investment    Dividends (net of $56,438 foreign withholding tax).........................                   $1,608,406
Income:       Interest...................................................................                       59,923
              Securities lending--net....................................................                        6,612
                                                                                                            ----------
              Total income...............................................................                    1,674,941
                                                                                                            ----------
======================================================================================================================
Expenses:     Investment advisory fees...................................................      $ 346,487
              Accounting services........................................................         83,511
              Trustees' fees and expenses................................................         51,213
              Professional fees..........................................................         44,802
              Custodian fees.............................................................         29,977
              Printing and shareholder reports...........................................         14,317
              Pricing fees...............................................................          2,599
              Other .....................................................................          9,630
                                                                                               ---------
              Total expenses.............................................................                      582,536
                                                                                                            ----------
              Investment income--net.....................................................                    1,092,405
                                                                                                            ==========
======================================================================================================================
Realized &    Realized gain (loss) on:
Unrealized       Investments--net........................................................      4,350,838
Gain (Loss)      Foreign currency transactions--net......................................        (93,460)    4,257,378
On            Change in unrealized appreciation/depreciation on:                             -----------
Investments      Investments--net........................................................     (9,847,621)
& Foreign        Foreign currency transactions--net......................................         10,058    (9,837,563)
Currency                                                                                     -----------   -----------
Transactions  Total realized and unrealized loss on investments and foreign
--Net         currency transactions--net.................................................                   (5,580,185)
                                                                                                           -----------
              Net Decrease in Net Assets Resulting from Operations.......................                  $(4,487,780)
                                                                                                           ===========
======================================================================================================================

      See Notes to Financial Statements.


                                    22 & 23

          Merrill Lynch Global Financial Services Fund, Inc., September 30, 2002

STATEMENTS OF CHANGES IN NET ASSETS

GLOBAL                                                                                                    For the Year
FINANCIAL                                                                                               Ended September 30,
SERVICES                                                                                         ----------------------------
PORTFOLIO     Increase (Decrease) in Net Assets:                                                     2002             2001
=============================================================================================================================
Operations:     Investment income--net.......................................................... $ 1,092,405      $ 1,416,179
                Realized gain on investments and foreign currency transactions--net.............   4,257,378          195,804
                Change in unrealized appreciation/depreciation on investments and foreign
                currency transactions--net......................................................  (9,837,563)     (11,237,725)
                                                                                                 -----------      -----------
                Net decrease in net assets resulting from operations...........................   (4,487,780)      (9,625,742)
                                                                                                 -----------      -----------
=============================================================================================================================
Capital         Proceeds from contributions....................................................      339,516       45,242,904
Transactions:   Fair value of withdrawals.................................................       (31,013,374)     (37,603,429)
                                                                                                 -----------      -----------
                Net increase (decrease) in net assets derived from capital transactions........  (30,673,858)       7,639,475
                                                                                                 -----------      -----------
=============================================================================================================================
Net Assets:     Total decrease in net assets...................................................  (35,161,638)      (1,986,267)
                Beginning of year..............................................................   95,503,653       97,489,920
                                                                                                 -----------      -----------
                End of year....................................................................  $60,342,015      $95,503,653
                                                                                                 ===========      ===========
=============================================================================================================================

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

GLOBAL                                                                                     For the Year        For the Period
FINANCIAL                                                                               Ended September 30,   Nov. 26, 1999+ to
SERVICES             The following ratios have been derived from                     ------------------------  September 30,
PORTFOLIO            information provided in the financial statements.                2002             2001          2000
===============================================================================================================================
Total
Investment Return:                                                                    (8.61%)              --             --
                                                                                    ========         ========       ========
============================================================================================================================
Ratios to Average    Expenses................................................           .67%             .63%           .71%*
Net Assets:                                                                         ========         ========       ========
                     Investment income--net..................................          1.26%            1.34%          1.36%*
                                                                                    ========         ========       ========
============================================================================================================================
Supplemental         Net assets, end of period (in thousands)................       $ 60,342         $ 95,504       $ 97,490
Data:                                                                               ========         ========       ========
                     Portfolio turnover......................................         11.12%          111.71%         68.73%
                                                                                    ========         ========       ========
============================================================================================================================

*Annualized.
+Commencement of operations.

      See Notes to Financial Statements.


                                    24 & 25

          Merrill Lynch Global Financial Services Fund, Inc., September 30, 2002


NOTES TO FINANCIAL STATEMENTS

GLOBAL FINANCIAL SERVICES PORTFOLIO

1. Significant Accounting Policies:

Global Financial Services Portfolio (the "Portfolio") is part of Global Financial Services Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees.

(b) Derivative financial instruments--The Portfolio may engage in various portfolio investment techniques to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of investments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts--The Portfolio is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures--The Portfolio may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass through" entity, the Portfolio pays no income dividends or capital gains distributions. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Securities lending--The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Portfolio pays a monthly fee at an annual rate of .40% of the average daily value of the Trusts' net assets.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates.


                                       26 & 27

          Merrill Lynch Global Financial Services Fund, Inc., September 30, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

GLOBAL FINANCIAL SERVICES PORTFOLIO

Pursuant to that order, the Portfolio also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by FAM or its affiliates. As of September 30, 2002, cash collateral of $2,546,326 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $3,112,175 was invested in the Merrill Lynch Premier Institutional Fund. For the year ended September 30, 2002, QA Advisors received $2,660 in securities lending agent fees.

In addition, MLPF&S received $43,423 in commissions on the execution of portfolio security transactions for the Portfolio for the year ended September 30, 2002.

For the year ended September 30, 2002, the Portfolio reimbursed FAM $7,856 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2002 were $119,410,714 and $141,065,664, respectively.

Net realized gains (losses) for the year ended September 30, 2002 and net unrealized losses as of September 30, 2002 were as follows:

--------------------------------------------------------------------------------
                                               Realized             Unrealized
                                             Gains (Losses)           Losses
--------------------------------------------------------------------------------
Long-term investments ....................     $ 4,350,629          $(5,588,729)
Short-term investments ...................             209                   --
Foreign currency transactions ............         (93,460)             (12,511)
                                               -----------          -----------
Total.....................................     $ 4,257,378          $(5,601,240)
                                               ===========          ===========
--------------------------------------------------------------------------------

As of September 30, 2002, net unrealized depreciation for Federal income tax purposes aggregated $6,796,637, of which $2,098,091 related to appreciated securities and $8,894,728 related to depreciated securities. At September 30, 2002, the aggregate cost of investments for Federal income tax purposes was $67,413,117.

4. Short-Term Borrowings:

The Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund investor withdrawals and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current pro spectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Portfolio did not borrow under the credit agreement during the year ended September 30, 2002.

5. Commitments:

   At September 30, 2002, the Portfolio had entered into a foreign exchange contract under which it had agreed to purchase and sell various foreign currencies with approximate values of $1,092,000 and $604,000, respectively.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Investors,
Global Financial Services Portfolio of
Global Financial Services Master Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Financial Services Portfolio of Global Financial Services Master Trust (the "Portfolio") as of September 30, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Global Financial Services Portfolio of Global Financial Services Trust as of September 30, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
November 11, 2002


                                    28 & 29

          Merrill Lynch Global Financial Services Fund, Inc., September 30, 2002

OFFICERS AND DIRECTORS/TRUSTEES

                                                                                                     Number of
                                                                                                    Portfolios in       Other
                                           Position(s)  Length                                      Fund Complex    Directorships
                                               Held     of Time   Principal Occupation(s)            Overseen by       Held by
Name             Address & Age              with Fund   Served    During Past 5 Years             Director/Trustee  Director/Trustee
====================================================================================================================================
          Interested Director/Trustee
====================================================================================================================================
Terry K. Glenn*  P.O. Box 9011             President    1999 to   Chairman, Americas Region since        118 Funds          None
                 Princeton, NJ 08543-9011  and          present   2001, and Executive Vice President  169 Portfolios
                 Age: 62                   Director/              since 1983 of Fund Asset
                                           Trustee                Management, L.P. ("FAM") and
                                                                  Merrill Lynch Investment Managers,
                                                                  L.P. ("MLIM"); President of Merrill
                                                                  Lynch Mutual Funds since 1999;
                                                                  President of FAM Distributors, Inc.
                                                                  ("FAMD") since 1986 and Director
                                                                  thereof since 1991; Executive Vice
                                                                  President and Director of Princeton
                                                                  Services, Inc. ("Princeton
                                                                  Services") since 1993; President of
                                                                  Princeton Administrators, L.P.
                                                                  since 1988; Director of Financial
                                                                  Data Services, Inc. since 1985.
               =====================================================================================================================
               *  Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which
                  FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment
                  Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM
                  and MLIM; President of FAMD; Executive Vice President of Princeton Services; and President of Princeton
                  Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the
                  Board of Directors/Trustees.
====================================================================================================================================

                                                                                                     Number of
                                                                                                    Portfolios in       Other
                                           Position(s)  Length                                      Fund Complex    Directorships
                                               Held     of Time   Principal Occupation(s)            Overseen by       Held by
Name             Address & Age              with Fund   Served    During Past 5 Years             Director/Trustee  Director/Trustee
====================================================================================================================================
          Independent Director/Trustees
====================================================================================================================================
Ronald W. Forbes P.O. Box 9011             Director/   1999 to   Professor Emeritus of Finance,         45 Funds        None
                 Princeton, NJ 08543-9011  Trustee     present   School of Business, State           54 Portfolios
                 Age: 62                                         University of New York at Albany
                                                                 since 2000; and Professor thereof
                                                                 from 1989 to 2000.
====================================================================================================================================
Cynthia A.       P.O. Box 9011             Director/   1999 to   Professor, Harvard Business School    45 Funds      UnumProvi-
Montgomery       Princeton, NJ 08543-9011  Trustee     present   since 1989.                         54 Portfolios   dent Corp-
                 Age: 50                                                                                            oration; and
                                                                                                                    Newell Rub-
                                                                                                                    bermaid Inc.
====================================================================================================================================
Charles C.       P.O. Box 9011             Director/   1999 to    Self-employed financial consultant   45 Funds         None
Reilly           Princeton, NJ 08543-9011  Trustee     present    since 1990.                        54 Portfolios
                 Age: 71
====================================================================================================================================
Kevin A Ryan     P.O. Box 9011             Director/   1999 to    Founder and currently Director       45 Funds         None
                 Princeton, NJ 08543-9011  Trustee     present    Emeritus of The Boston University  54 Portfolios
                 Age: 70                                          Center for the Advancement of
                                                                  Ethics and Character and Director
                                                                  thereof from 1989 to 1999; Professor
                                                                  from 1982 to 1999 at Boston
                                                                  University.
====================================================================================================================================
Roscoe S.        P.O. Box 9011             Director/   2000 to    Former President, Middle East        45 Funds         None
Suddarth         Princeton, NJ 08543-9011  Trustee     present    Institute from 1995 to 2001.       54 Portfolios
                 Age: 67
====================================================================================================================================
Richard R.       P.O. Box 9011             Director/   1999 to    Dean Emeritus of New York            45 Funds        Bowne &
West             Princeton, NJ 08543-9011  Trustee     present    University, Leonard N. Stern       54 Portfolios    Co., Inc.;
                 Age: 64                                          School of Business                                    Vornado
                                                                  Administration since 1994.                          Realty Trust;
                                                                                                                      and Alexan-
                                                                                                                      der's Inc.
====================================================================================================================================
Edward D.        P.O. Box 9011             Director/   1999 to    Self-employed financial              45 Funds         None
Zinbarg          Princeton, NJ 08543-9011  Trustee     present    consultant since 1994.            54 Portfolios
                 Age: 68
               =====================================================================================================================
               *The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
====================================================================================================================================

                                           Position(s)  Length
                                              Held      of Time
Name             Address & Age              with Fund   Served*    Principal Occupation(s) During Past 5 Years
====================================================================================================================================
          Fund/Trust Officers
====================================================================================================================================
Donald C.        P.O. Box 9011             Vice         1999 to    First Vice President of FAM and MLIM since 1997 and Treasurer
Burke            Princeton, NJ 08543-9011  President    present    thereof since 1999; Senior Vice President and Treasurer of
                 Age: 42                   and                     Princeton Services since 1999; Vice President of FAMD since
                                           Treasurer               1999; Vice President of FAM and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.
====================================================================================================================================
Robert C.        P.O. Box 9011             Senior       1999 to    President of FAM and MLIM since 2001; Co-Head (Americas Region)
Doll, Jr.        Princeton, NJ 08543-9011  Vice         present    of FAM and MLIM from 2000 to 2002; Director of Princeton Services
                 Age: 47                   President               since 1999; Chief Investment Officer of Oppenheimer Funds, Inc.
                                                                   in 1999 and Executive Vice President thereof from 1991 to 1999.
====================================================================================================================================
Susan B. Baker   P.O. Box 9011             Secretary    2002 to    Director (Legal Advisory) of the Manager since 1999; Vice
                 Princeton, NJ 08543-9011               present    President of the Manager from 1993 to 1999; Attorney associated
                 Age: 45                                           with the Manager since 1987.

               =====================================================================================================================
               * Officers of the Fund/Trust serve at the pleasure of the Board of Directors/Trustees.
===================================================================================================================================
               Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of
               Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.
===================================================================================================================================

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

[LOGO] Merrill Lynch  Investment Managers

                               [GRAPHICS OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Global Financial Services Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper            #MLGFSF--9/02